Summary Prospectus February 1, 2010
International Equity Fund

Institutional Shares BBTIX

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated February 1, 2010, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus and other information about the Fund online at www.bbtfunds.com/literature. You can also get this information at no cost by calling 800-228-1872 or by sending an e-mail request to fundinfo@bbandt.com.

Investment Objective

The Fund seeks long-term capital appreciation through investment primarily in equity securities of foreign issuers.

Fee Table

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Institutional
Shares
Maximum Sales Charge (load) on Purchases (as a % of offering price)	None

Maximum Deferred Sales Charge (load) (as a % of the lesser of the cost of your shares or their net asset value at the time of redemption)	None

Redemption Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional
Shares
Management Fees	1.00%

Distribution and Service (12b-1) Fees	0.00%

Other Expenses	0.64%

Acquired Fund Fees and Expenses[1]	0.04%

Total Annual Fund Operating Expenses	1.68%

Fee Waiver or Expense Reimbursement[2]	–0.15%

Total Annual Fund Operating Expenses After Fee Waived or Expense Reimbursement[2]	1.53%

1 The fees presented above represent those of prior fiscal years; and may be different for the current fiscal year. To the extent that the Fund invests in other funds, Total Fund Operating Expenses will not correlate to the ratio of expenses to average net assets in the Fund’s Financial Highlights since the Financial Highlights reflect actual operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

2 The Fund’s Adviser has contractually agreed to limit the management fees paid by the Fund to 0.85% for the period from February 1, 2010 through January 31, 2011. This contractual limitation may be terminated during this period only by the Fund, and will automatically terminate upon termination of the Investment Advisory Agreement between the Fund and the Adviser.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same except for the expiration of the current contractual expense limitation on January 31, 2011. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1	3	5	10
	Year	Years	Years	Years
Institutional Shares	$156	$515	$899	$1,975

You would pay the following expenses if you did not redeem your shares:

	1	3	5	10
	Year	Years	Years	Years
Institutional Shares	$156	$515	$899	$1,975

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 223.19% of the average value of its portfolio.

Strategy, Risks and Performance

Principal Strategy
To pursue its investment objective, the Fund will invest, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities. The Fund invests, under normal market conditions, primarily in a wide variety of international equity securities issued throughout the world, normally excluding the U.S. The Fund invests primarily in a diversified portfolio of common

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stocks and preferred stocks of foreign issuers. The Fund will also use futures, swaps, warrants, options, and structured investments, which are types of derivatives, for hedging purposes and to remain fully invested, to maintain liquidity, or to increase total return. The portfolio managers manage the Fund as a core international equity product that may invest in both “growth” and “value” securities primarily of mid- to large-capitalization companies, which the portfolio managers currently view to be companies that have a market capitalization greater than $2.5 billion as determined at the time of purchase. The portfolio managers seek to invest in securities in industries and companies they believe are experiencing favorable demand for their products or services. The portfolio managers screen to identify those companies with above average earnings potential, industry dominance, operating in industries undergoing dramatic change and that are market leaders in developing industries. The portfolio managers may also consider expected levels of inflation, government policies or actions, currency relationships and prospects for economic growth.

The portfolio manager uses both a bottom-up and top-down approach to select investments. The portfolio manager generally uses a bottom-up approach that focuses on company specific factors for selecting securities in developed markets. The portfolio manager generally uses a top-down approach for investments in emerging markets, indices and exchange-traded funds (“ETFs”), focusing on economic and geopolitical factors in a given area. The portfolio manager generally uses both a bottom-up and a top-down approach in Japan.

In selecting investments for the Fund, the portfolio managers focus on securities located in at least five countries, although the Fund may at times invest in fewer than five countries. The Fund will normally invest at least 65% of its total assets in no fewer than three countries outside the U.S. The Fund may invest up to 35% of its total assets in the securities of issuers located in emerging markets.

Under normal circumstances, the Fund primarily invests in international equity securities. The Fund also may invest in ETFs to gain exposure to a portion of the U.S. or a foreign market.

The Fund may engage in securities lending.

Principal Risks
All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You may lose money by investing in the Fund. Below are all of the principal risks of investing in the Fund.

Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Investment Style Risk: The possibility that the market segment on which this Fund focuses — international stocks — will underperform other kinds of investments or market averages.

Foreign Investment Risk: The possibility that the Fund’s investments in foreign securities will lose value because of currency exchange rate fluctuations, price volatility that may exceed the volatility of U.S. securities, uncertain political, social or economic conditions, lack of timely and reliable financial information and other factors. These risks are particularly pronounced for emerging markets.

Emerging Market Risk: Investing in emerging markets can involve unique risks in addition to and greater than those generally associated with investing in developed markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed markets. The risks of investing in emerging markets include greater social, political and economic uncertainties than in developed markets.

Emerging market economies are often dependent upon a few commodities or natural resources that may be significantly adversely affected by volatile price movements against those commodities or natural resources. Emerging market countries may experience high levels of inflation and currency devaluation and have fewer potential buyers for investments.

The securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages and protections of markets or legal systems available in more developed countries. Less extensive legal remedies, difficulties in enforcing favorable legal judgments in foreign courts, and different securities clearance and settlement procedures are issues.

Additionally, if settlements do not keep pace with the volume of securities transactions, they may be delayed, potentially causing the Fund’s assets to be uninvested, the Fund to miss investment opportunities and potential returns, and the Fund to be unable to sell an investment.

Investments in emerging markets are considered to be speculative and may be highly volatile.

Middle Capitalization Company Risk: Investments in middle capitalization companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Counterparty Risk: The possibility that a counterparty to a derivative contract will default or otherwise become unable to honor a financial obligation.

Derivatives Risk: The possibility that the Fund will suffer a loss from its use of futures and swaps, which are forms of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. Use of derivatives for non-hedging purposes is considered a speculative practice and involves greater risks.

Securities Lending Risk: Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or enters into bankruptcy. In addition, the Fund bears the risk of loss in connection with its investment of the cash collateral it receives from the borrower.

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Options Risk: There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing an options transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid secondary market will exist for any particular option at a particular time; as a result, it may be costly to liquidate options. There is also no assurance that a liquid market will exist for any particular option contract even if the contract is traded on an exchange. Exchanges may establish daily price fluctuation limits for options contracts and may halt trading if a contract’s price moves up or down more than the limit in a given day, making it impossible for the Fund to enter into new positions or close out existing positions. As a result, the Fund’s access to other assets held to cover the options positions could also be impaired.

As the writer of a covered call option, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The writer of an option has no control over the time when it may be required to fulfill its obligation, but may terminate its position by entering into an offsetting option. Once an option writer has received an exercise notice, it cannot effect an offsetting transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

ETF Risk: When a Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As a result, it may be more costly to own an ETF. In addition, lack of liquidity in an ETF could result in being more volatile than the underlying portfolio of securities.

For more information about the Fund’s risks, please see the Fund’s prospectus or statement of additional information.

Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for 1, 5, and 10 years and since the Fund’s inception compared with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.bbtfunds.com or by calling 1-800-228-1872.

Institutional Shares Annual Total Returns for years ended 12/31

Best quarter:	21.29%	6/30/09
Worst quarter:	–22.85%	9/30/08

Average Annual Total Returns as of December 31, 2009

	1	5	10	Inception
	Year	Years	Years	Since
Institutional Shares				(1/2/97)
Return Before Taxes	21.11%	0.51%	–2.44%	1.96%

Return After Taxes on Distributions	20.72%	–1.06%	–3.70%	0.72%

Return After Taxes on Distributions and Sale of Fund Shares	14.20%	0.92%	–2.02%	1.59%

Morgan Stanley Capital International ACWI Index ex US (Net)				(12/31/96)
(reflects no deductions for fees, expenses, or taxes)	41.45%	5.83%	2.71%	0.16%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

Investment Adviser
BB&T Asset Management, Inc.

Sub-Adviser
Artio Global Management LLC (“Artio Global”)

Portfolio Managers
Rudolph-Riad Younes, CFA
Managing Director and Head of International Equity of Artio Global, and Lead Portfolio Manager
Since July 2007

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Richard Charles Pell
Chairman, Chief Executive Officer and Chief Investment Officer of Artio Global and Portfolio Manager
Since July 2007

Purchase and Sale of Fund Shares

	Minimum	Minimum
	Initial	Subsequent
Account Type	Investment*	Investment
Regular Account	$1,000,000	$0

* Investors and employees of BB&T Asset Management, Inc. purchasing shares through Branch Banking and Trust Company, its affiliates or other financial service providers or intermediaries approved by the Distributor are not subject to a minimum initial investment requirement.

You may buy Institutional Shares of the Fund through procedures established by the Distributor in connection with the requirements of fiduciary, advisory, agency, custodial and other similar accounts maintained by or on behalf of customers of Branch Banking and Trust Company or one of its affiliates or other financial service providers or intermediaries approved by the Distributor. These parties are responsible for transmitting orders by close of business. Consult your investment representative or institution for specific information. Institutional Shares also are available for purchase at www.bbtfunds.com.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

INTEQ-I-02/10

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